                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                     UP TO 6,315,789 SHARES OF COMMON STOCK

                                       OF

                               RSTAR CORPORATION

                                      FOR

                                      CASH

                                      AND

                ORDINARY SHARES OF GILAT SATELLITE NETWORKS LTD.

   THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

        12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MARCH 19, 2002,

                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                   EQUISERVE

                By Mail:                  By Overnight Delivery             By Hand Delivery:
             EquiServe, N.A                  EquiServe, N.A.    Securities Transfer & Reporting Services
                                                                              c/o EquiServe
             P.O. Box 43025                40 Campanelli Drive        100 Williams Street, Galleria
        Providence, RI 02940-3025          Braintree, MA 02184             New York, NY 10038
            Attn: Reorg Dept.               Attn: Reorg Dept.               Attn: Reorg Dept.


     THE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO EXCHANGE/PROSPECTUS DATED FEBRUARY 14, 2002 SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. FOR ASSISTANCE COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL GEORGESON SHAREHOLDER TOLL FREE AT (866) 821-0667.


-------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                      CERTIFICATE(S) ENCLOSED
                  ON SHARE CERTIFICATE(S))                               (ATTACHED SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL NUMBER
                                                                                      OF SHARES             NUMBER
                                                              SHARE CERTIFICATE      EVIDENCED BY          OF SHARES
                                                                 NUMBER(S)*      SHARE CERTIFICATE(S)     TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                Total Shares
-------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 13.

 * DOES NOT need to be completed by stockholders tendering shares by book-entry transfer through the Depository Trust Company.
** Unless otherwise indicated, it will be assumed that all shares of rStar
   Common Stock evidenced by each certificate delivered to EquiServe are being tendered hereby. See Instruction 4.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. DELIVERIES TO rSTAR CORPORATION WILL NOT BE FORWARDED TO THE EXCHANGE AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES OF THIS LETTER OF TRANSMITTAL TO THE DEPOSITORY TRUST COMPANY FOR BOOK-ENTRY TRANSFERS WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     This Letter of Transmittal is to be returned to EquiServe (the "Exchange Agent") if certificates representing shares of rStar Common Stock are to be forwarded herewith to the Exchange Agent. If shares of rStar Common Stock are held through Depository Trust Company ("DTC") and will be delivered by book-entry transfer through DTC pursuant to the procedure described in "The Exchange Offer -- Procedure for Tendering Shares of rStar Common
Stock -- Book-Entry Transfer" of the Offer to Exchange/Prospectus, an agent's message should be utilized instead of the Letter of Transmittal. See Instruction 2.

     Stockholders whose certificates representing shares of rStar Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date (as defined in "The Exchange Offer -- Basic Terms; Proration" of the Offer to Exchange/Prospectus) or who cannot comply with the DTC book-entry transfer procedure on a timely basis may tender their shares of rStar Common Stock pursuant to the guaranteed delivery procedures described in "The Exchange
Offer -- Procedure for Tendering Shares of rStar Common Stock -- Guaranteed Delivery" of the Offer to Exchange/Prospectus. See Instruction 2.

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 8.)

     To be completed only if Gilat ordinary shares, cash, and certificates evidencing shares of rStar Common Stock not exchanged are to be issued in the name of someone other than the undersigned, or if shares of rStar Common Stock tendered hereby and delivered by book-entry transfer which are not exchanged are to be returned by credit to an account at the DTC other than that designated above.

Issue:  [ ] Check
        [ ] Share Certificate(s) to:

Name:
----------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:
----------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 8.)

     To be completed only if mailing Gilat ordinary shares, account statement, cash and certificates evidencing rStar Common Stock not exchanged to someone other than the undersigned or to the undersigned at an address other than that designated above.

Mail:  [ ] Check
       [ ] Share Certificate(s) to:

Name:
----------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

[ ] CHECK HERE IF TENDERED SHARES OF rSTAR COMMON STOCK ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account No.:
    ----------------------------------------------------------------------------

    Transaction Code No.:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES OF rSTAR COMMON STOCK ARE BEING TENDERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    _________________________, 2002

    Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------------------

    Window Ticket Number (if any):
    ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to rStar Corporation, a Delaware corporation ("rStar"), the above-described shares of rStar's common stock, $0.01 par value per share (the "rStar Common Stock"), for consideration per share of rStar Common Stock consisting of 0.0738 of an ordinary share of Gilat Satellite Networks Ltd., an Israeli corporation and a majority stockholder of rStar ("Gilat"), and cash consideration in an amount between $0.32 and $1.58, less any required withholding of taxes, net to the seller, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Exchange/Prospectus dated February 14, 2002 (as amended or supplemented, the "Offer to Exchange/ Prospectus") and in the related Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the "Exchange Offer"). The exact amount of the cash consideration will be determined pursuant to a formula described in the Offer to Exchange/Prospectus, which is based upon the average closing price of the Gilat ordinary shares over a period of time ending before the expiration of the Exchange Offer. Upon the terms and subject to the conditions of the Exchange Offer, rStar will accept for exchange up to 6,315,789 shares of rStar Common Stock validly tendered and not properly withdrawn prior to the expiration date. The Exchange Offer is not conditioned on any minimum number of shares of rStar Common Stock being tendered. Shares of rStar Common Stock held by Gilat and its corporate affiliates will not be tendered in the Exchange Offer.


     Subject to, and effective upon, acceptance for exchange of the shares of rStar Common Stock tendered in accordance with the terms and subject to the conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, rStar all right, title and interest in and to all shares of rStar Common Stock tendered and any and all dividends, distributions, rights or other shares of rStar Common Stock or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after the date hereof (collectively "Distributions"), and orders the registration of all shares of rStar Common Stock if tendered by book-entry transfer and irrevocably constitutes and appoints EquiServe (the "Exchange Agent") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares of rStar Common Stock (and all Distributions) with full knowledge that the Exchange Agent also acts as the agent of rStar, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) representing the shares of rStar Common Stock (and any and all Distributions) or transfer ownership of the shares of rStar Common Stock (and any and all Distributions) on the account books maintained by the DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of rStar upon receipt by the Exchange Agent, as the undersigned's agent, of the purchase price with respect to the shares;

          (b) present certificates for such shares of rStar Common Stock (and any and all Distributions) for cancellation and transfer on rStar's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares of rStar Common Stock (and any and all Distributions), subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned covenants, represents and warrants to rStar that:

          (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares of rStar Common Stock tendered hereby (and any and all Distributions), and that when such shares of rStar Common Stock are accepted for exchange by rStar, rStar will acquire good, marketable and unencumbered title to the tendered shares of rStar Common Stock (and any and all Distributions), free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares of rStar Common Stock (and any and all Distributions), and the same will not be subject to any adverse claims;

          (2) the undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or rStar to be necessary or desirable to complete the sale, assignment and transfer of the shares of rStar Common Stock (and any and all Distributions) tendered; and

          (3) the undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned understands that tenders of shares of rStar Common Stock pursuant to any one of the procedures described in "The Exchange
Offer -- Procedure for Tendering Shares of rStar Common Stock" of the Offer to Exchange/Prospectus and in the Instructions of this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment). The undersigned understands that rStar's acceptance of the tendered shares of rStar Common Stock (and any and all Distributions) for exchange will constitute a binding agreement between the undersigned and rStar upon the terms and subject to the conditions of the Exchange Offer. The undersigned acknowledges that under no circumstances will the undersigned receive any interest on any cash that is paid by rStar, even if there is an extension of the Exchange Offer or a delay in making the exchange.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange/Prospectus, rStar may (subject to Gilat's prior consent) terminate or amend the Exchange Offer or may postpone the acceptance for payment of, or the payment for, rStar Common Stock tendered or may not be required to purchase any of the rStar Common Stock (and any and all Distributions) tendered hereby or may accept for payment fewer than all of the rStar Common Stock tendered hereby.

     All authority conferred or agreed to be conferred in the Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under the Letter of Transmittal will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Exchange/Prospectus, the undersigned's tender is irrevocable.

     All shares properly tendered and not properly withdrawn will be exchanged, subject to the conditions of the Exchange Offer and the proration provisions described in the Offer to Exchange/Prospectus.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares of rStar Common Stock tendered. The certificate numbers, the number of shares of rStar Common Stock represented by the certificates and the number of shares of rStar Common Stock that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     Unless otherwise indicated under "Special Issuance Instructions" of this Letter of Transmittal above, please issue the check for the cash payment (including any cash in lieu of fractional Gilat ordinary shares), and the share certificates representing the Gilat ordinary shares, for the shares of rStar Common Stock exchanged, and return any shares of rStar Common Stock not tendered or not exchanged (and any accompanying documents as appropriate), in the name(s) of the undersigned and, in the case of rStar Common Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Issuance Instructions" of this Letter of Transmittal above, please mail the check for the cash payment (including any cash in lieu of fractional Gilat ordinary shares), and the share certificates representing the Gilat ordinary shares, for the shares of rStar Common Stock exchanged and any certificates for the shares of rStar Common Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the check for the cash payment (including any cash in lieu of fractional Gilat ordinary shares), and the share certificates representing the Gilat ordinary shares, for the shares of rStar Common Stock exchanged, and return any shares of rStar Common Stock not tendered or not exchanged (and any accompanying documents as appropriate) in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that rStar has no obligation, pursuant to the "Special Issuance Instructions," to transfer any shares of rStar Common Stock from the name of the registered holder(s) thereof if rStar does not accept for exchange any of the shares of rStar Common Stock so tendered.

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares of rStar Common Stock or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Signature(s) of Owner(s): ------------------------------------------------------

Dated: --------------------, 2002

Name(s): -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title): --------------------------------------------------------

Address: --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone
Number: ---------------------------------------------

Taxpayer Identification or Social Security Number: ----------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized
Signature: --------------------------------------------------------------------

Name: -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Title: ------------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ------------------------------

Dated: --------------------, 2002

PAYER: EQUISERVE

------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME:
------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                          PART 1 -- Taxpayer Identification             --------------------------------------
                                    Number -- for all accounts, enter taxpayer    Social Security Number
FORM W-9                            identification number in the box at right     OR---------------------------------
                                    and certify by signing and dating below.      Employer Identification Number
                                    Note: If the account is in more than one
                                    name, see the chart in the enclosed
                                    Guidelines to determine which number to give
                                    the payer.
                                   ------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY          PART 2 -- For payees exempt from backup withholding, please write "EXEMPT" here (see
INTERNAL REVENUE SERVICE            the enclosed Guidelines):
                                    ----------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------

PAYER'S REQUEST FOR TAXPAYER        PART 3 -- Certification -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number
IDENTIFICATION NUMBER (TIN)         shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                    Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed Guidelines.)

                                   Signature --------------------------------------------------------------------
                                   Date---------------------------------- , 2002
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT VARIABLE RATES ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above, and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number, if I do not provide a taxpayer identification number to the Exchange Agent within sixty (60) days, the Exchange Agent is required to withhold at variable rates on any payments made to me thereafter until I provide a number.

Signature ------------------------------                  Date: ----------, 2002

Name (Please Print) ------------------------------------------------------------

Address (Please Print) --------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantees. Signatures on all Letters of Transmittal must be guaranteed by an "Eligible Institution" (i.e. an institution that is a member of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program), except in cases in which shares of rStar Common Stock are tendered either: (i) by a registered holder of shares of rStar Common Stock who has not completed the box entitled "Special Delivery Instructions" or "Special Issuance Instructions" on the Letter of Transmittal; or (ii) for the account of an Eligible Institution. See Instruction 6.

     If certificates for shares of rStar Common Stock are registered in the name of a person other than the person who signs the Letter of Transmittal or if the cash payment and the Gilat ordinary shares, or certificates for shares of rStar Common Stock not accepted for exchange are not tendered, are to be issued to a person other than the registered holder(s), then the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution. If the Letter of Transmittal or stock powers are signed or any certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, these persons should so indicate when signing, and unless rStar waives that requirement, they should submit proper evidence satisfactory to rStar of their authority to so act.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. The Letter of Transmittal is to be returned to the Exchange Agent if certificates representing shares of rStar Common Stock are to be forwarded herewith to the Exchange Agent. If shares of rStar Common Stock are held through DTC and will be delivered by book-entry transfer through DTC pursuant to the procedure set forth under "The Exchange Offer -- Procedure for Tendering Shares of rStar Common Stock -- Book-Entry Transfer" in the Offer to Exchange/Prospectus, an agent's message should be utilized instead. An "agent's message" is a message, transmitted by electronic means by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the shares of rStar Common Stock, which are the subject of that book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that rStar may enforce that agreement against that participant.

     A properly completed and duly executed Letter of Transmittal, along with any required signature guarantees, or in connection with a book-entry transfer, an agent's message instead of a Letter of Transmittal, and any other required documents, must be received by the Exchange Agent at one of its addresses set forth above, and certificates representing the tendered shares of rStar Common Stock must be received by the Exchange Agent at such address or such shares must be tendered by book-entry transfer pursuant to the procedure set forth under "The Exchange Offer -- Procedure for Tendering Shares of rStar Common Stock" in the Offer to Exchange/Prospectus, in each case prior to the expiration date of the Exchange Offer. If certificates representing shares of rStar Common Stock are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery and tender.

     Stockholders whose certificates representing shares of rStar Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the DTC book-entry transfer procedure on a timely basis may tender their shares of rStar Common Stock pursuant to the guaranteed delivery procedures described in "The Offer -- Procedure for Tendering Shares of rStar Common Stock -- Guaranteed Delivery" of the Offer to Exchange/Prospectus. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by rStar, must be received by the Exchange Agent (as provided in (iii) below) prior to the expiration date and (iii) the certificates for all tendered shares of rStar Common Stock, in proper form for transfer (or confirmation of book-entry transfer of the shares of rStar Common Stock into the Exchange Agent's account at DTC as described in "The Exchange Offer -- Procedure for Tendering Shares of rStar Common Stock -- Book-Entry Transfer" of the Offer to Exchange/Prospectus), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, or in the case of a book-entry transfer through DTC, an agent's message, and all other documents, must be received by the Exchange Agent within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Exchange Offer -- Procedure for Tendering Shares of rStar Common Stock" in the Offer to Exchange/ Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mailed to the Exchange Agent and must include a signature guarantee by an Eligible Institution in the form set forth therein. For shares of rStar Common Stock to be tendered validly pursuant to the guaranteed delivery procedure, the Exchange Agent must receive the Notice of Guaranteed Delivery prior to the expiration date of the Exchange Offer.

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, THE CERTIFICATES (REPRESENTING SHARES OF rSTAR COMMON STOCK) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.

     No alternative, conditional or contingent tenders will be accepted. By execution of the Letter of Transmittal, all tendering stockholders waive any right to receive any notice of the acceptance of their shares of rStar Common Stock for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to the Letter of Transmittal that is delivered to the Exchange Agent.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares of rStar Common Stock evidenced by any certificate submitted to the Exchange Agent by the Letter of Transmittal are to be tendered, fill in the number of shares of rStar Common Stock that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered shares of rStar Common Stock are exchanged, a new certificate for the remainder of the shares of rStar Common Stock (including any shares of rStar Common Stock not exchanged) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Exchange Agent will be deemed to have been tendered.

     5. Return of Unexchanged Shares. If any tendered shares of rStar Common Stock are not exchanged, or if less than all shares of rStar Common Stock evidenced by a stockholder's certificate(s) are tendered, certificates for unexchanged shares of rStar Common Stock will be returned as promptly as practicable after the expiration or termination of the Exchange Offer or, in the case of shares of rStar Common Stock tendered by book-entry transfer at DTC, the shares of rStar Common Stock will be credited to the appropriate account maintained by the tendering stockholder at DTC, in each case without expense to the stockholder.

     6.  Signatures on Letter of Transmittal; Stock Powers and
Endorsements. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACES PROVIDED FOR SIGNATURE.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares of rStar Common Stock tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) evidencing such shares of rStar Common Stock or as listed on a security position, without alteration or any change whatsoever.

          (b) If the shares of rStar Common Stock tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.


          (c) If any tendered shares of rStar Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of rStar Common Stock.

          (d) If the Letter of Transmittal is signed by the registered holder(s) of the shares of rStar Common Stock tendered, no endorsements or certificates or separate stock powers are required, unless the Gilat ordinary shares and cash payment (including any cash in lieu of fractional Gilat ordinary shares) being exchanged for shares of rStar Common Stock tendered, or certificates evidencing shares of rStar Common Stock not tendered or not exchanged, are to be issued in the name of a person other than the registered holder(s) pursuant to the instructions given in the box entitled "Special Issuance Instructions", in which case, the certificate(s) evidencing the shares of rStar Common Stock tendered must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) evidencing shares of rStar Common Stock or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to rStar of his or her authority to so act.

     7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, rStar will pay all stock transfer taxes, if any, payable on the transfer to rStar or Gilat of shares of rStar Common Stock exchanged pursuant to the Exchange Offer. If, however, the cash payment and delivery of Gilat ordinary shares for the exchanged shares of rStar Common Stock is to be made to or (in the circumstances permitted by the Exchange Offer) if unexchanged shares of rStar Common Stock are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person will be deducted from the consideration offered for shares of rStar Common Stock unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR STOCK TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED.

     8. Special Issuance and Delivery Instructions. If the Gilat ordinary shares and cash payment (including any cash in lieu of fractional Gilat ordinary shares) to be exchanged for any shares of rStar Common Stock tendered, and any certificate(s) evidencing shares of rStar Common Stock not tendered or not exchanged, are to be issued in the name of a person other than the person(s) signing the Letter of Transmittal, or if such cash payments and Gilat ordinary shares account statement are to be sent, and any certificates evidencing shares of rStar Common Stock are to be returned, to someone other than the person signing the Letter of Transmittal, or to the person signing the Letter of Transmittal but at an address other than that shown in the box entitled "Name(s) and Address(es) of Registered Holder(s)" on the Letter of Transmittal, the box entitled "Special Issuance Instructions" and/or the box entitled "Special Delivery Instructions" on the Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shares of rStar Common Stock held through DTC tendered by book-entry transfer that are not exchanged will be recredited to the account maintained at DTC from which such shares of rStar Common Stock were delivered in accordance with DTC policies and procedures.

     rStar has no obligation, pursuant to the "Special Issuance Instructions," to transfer any shares of rStar Common Stock from the name of the registered holder(s) thereof if rStar does not exchange any of the shares of rStar Common Stock tendered.

     9. Determination of Validity; Rejection of Shares of rStar Common Stock; Waiver of Defects; No Obligation to Give Notice of Defects. rStar will determine all questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of rStar Common Stock (subject to Gilat's prior consent and the other terms of the Acquisition Agreement) and rStar's determination shall be final and binding on all parties. rStar reserves the absolute right (subject to Gilat's prior consent and the other terms of the Acquisition Agreement) to reject any or all tenders of any shares of rStar Common Stock that it determines are not in proper form or the acceptance for exchange of or the exchange of may, in the opinion of rStar's counsel, be unlawful. rStar also reserves the absolute right (subject to Gilat's prior consent and the other terms of the Acquisition Agreement) to waive any defect or irregularity in any tender with respect to any particular shares of rStar Common Stock or any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of shares of rStar Common Stock will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by

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rStar. rStar will not, and none of the Exchange Agent, Georgeson Shareholder
(the "Information Agent") or any other person, will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any notice.

     10. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Exchange/Prospectus, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth on the bottom of this Letter of Transmittal.

     11. Tax Identification Number and Backup Withholding. U.S. federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "Payee"), provide the Exchange Agent with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding at variable rates on the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

     If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Exchange Agent within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Exchange Agent. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit to the Exchange Agent a completed IRS Form W-8BEN, Form W-8ECI, or Form W-8IMY, signed under penalties of perjury, attesting to such individual's exempt status. Copies of Form W-8BEN, Form W-8ECI, and Form W-8IMY may be obtained from the Exchange Agent upon request. A stockholder should consult his or her advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and federal income tax withholding at variable rates on all payments made to the stockholder (or other payee) pursuant to the Exchange Offer, including, if applicable, any cash in lieu of fractional Gilat ordinary shares.

     12. Withholding For Persons Who Are Not United States Stockholders. Even if a stockholder who is not a United States Holder (as defined in the section entitled "Taxation" of the Offer to Exchange/Prospectus) has provided the required certification to avoid backup withholding, the Exchange Agent will withhold United States federal income taxes equal to 30% of the gross payments payable to a non-United States Holder or his agent unless the Exchange Agent determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a non-United States Holder must deliver to the Exchange Agent before the payment the applicable IRS Form W-8, properly completed and executed. To obtain an
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

exemption from withholding on the grounds that the gross proceeds paid pursuant to the Exchange Offer are effectively connected with the conduct of a trade or business within the United States, a non-United States Holder must deliver to the Exchange Agent a properly completed and executed IRS Form W-8ECI. A non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI will generally be required to file a U.S. federal income tax return and will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to the Exchange Offer in the manner and to the extent described in the section entitled "Taxation" of the Offer to Exchange/ Prospectus as if it were a United States Holder. The Exchange Agent will determine a stockholder's status as a non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., the applicable IRS Form W-8) unless facts and circumstances indicate that reliance is not warranted. A non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States Holder meets those tests described in the section entitled "Taxation" of the Offer to Exchange/Prospectus that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing shares of rStar Common Stock has been lost, stolen, destroyed or mutilated, the stockholder should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Exchange Agent immediately by calling (781) 575-3400. The Exchange Agent will provide such holder will all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost certificates have been followed. The holder may also be required to give rStar a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

     This Letter of Transmittal, properly completed and duly executed, together with certificates representing shares of rStar Common Stock being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received before midnight, New York City time, on the expiration date. Stockholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

                The Information Agent for the Exchange Offer is:

                          [Georgeson Shareholder Logo]

                             THE INFORMATION AGENT

                               111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                 Banks and Brokers call collect (201) 896-1900
                    All others call Toll Free (866) 821-0667

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